Exhibit 10.8

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment”) dated as of March 28, 2005, is an amendment to that certain CREDIT AGREEMENT dated February 20, 2004 (the “Original Agreement”), and is by and among NEWCOR, INC., a Delaware corporation (“Borrower”), the other parties identified on the signature pages hereto as Guarantors and such other parties as may from time to time become a party hereto (“Guarantors”), and NATIONAL CITY BANK OF THE MIDWEST (formerly known as NATIONAL CITY BANK OF MICHIGAN/ILLINOIS), a national banking association, Individually and as agent for NATIONAL CITY BANK a national banking association (“Lender”).

RECITALS:

A. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings ascribed thereto in the Original Agreement. Reference in any Loan Document to the Original Agreement shall be deemed to refer to the Original Agreement as amended by this First Amendment.

B. The Borrower and the Bank desire to amend the Original Agreement to reduce the amount of the Revolving Credit Loan.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Amendments to the Original Agreement,

(a)	Section 2.1 of the Original Agreement is hereby amended by decreasing the amount of the Revolving Credit Loan from Six Million and 00/100 Dollars ($6,000,000.00) to Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000.00) until Maturity and deleting all references to the $300,000 per quarter reduction.

(b)	For purposes of Section 2. 1 (d), the unused revolving credit loan fee shall be calculated based upon the reduced amount of the Revolving Credit Loan as set forth immediately above.

2. Representations. Borrower and Guarantors represent and warrant to Bank (and Bank relies upon such representations and warranties in entering into this First Amendment) as follows:

(a)	Organization Documents; No Stockholder Changes. Since February 20, 2004, there have been no amendments to the Articles of Incorporation or By-laws and there have been no changes in the ownership of any of the stockholders of Borrower or any Guarantor;

(b)	No Events of Default. No Event of Default has occurred and is continuing as of the date hereof and no event or condition which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing as of the date hereof;

(e)	Execution, Delivery and Performance. Execution, delivery and performance of this First Amendment and any other documents and instruments required under this First Amendment or the Original Agreement are within the corporate powers, have been duly authorized, are not in contravention of law or the terms of the Articles of Incorporation or Bylaws, of each of Borrower and each Guarantor, and do not require the consent or approval of any governmental body, agency, or authority, and this First Amendment and any other documents and instruments required under this First Amendment or the Original Agreement will be valid and binding in accordance with their terms.

3. Guarantor Acknowledgement and Consent. The Guarantors hereby acknowledge and consent to this First Amendment and agree that they remain obligated to Bank on the Obligations pursuant to the Guarantees and each Guarantor shall execute this First Amendment constituting the acknowledgment and agreement of each Guarantor to the amendments contained herein.

4. Miscellaneous.

(a) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party other than Bank may assign any of its rights or obligations hereunder without the prior written consent of Bank.

(b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

(c) Counterparts; Facsimile Signatures. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. A facsimile signature shall be effective as an original signature.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

BORROWER:		LENDER:

NEWCOR, INC., a Delaware corporation		NATIONAL CITY BANK OF THE MIDWEST,
Individually and as Agent for NATIONAL CITY BANK,
a national banking association,

By:	/s/ James J. Connor	/S/ Steven E. Dicker
	James J. Connor	By:	Steve E. Dicker
Its:	President	Its:	Vice President

GUARANTORS (Operating):		GUARANTORS (Non-Operating):

DECO ENGINEERING, INC., a Michigan corporation		CORUNNA REALTY CORP., a Michigan corporation

By:	/s/ James J. Connor	By:	/s/ James J. Connor
	James J. Connor		James J. Connor
Its:	President	Its:	President

ROCHESTER GEAR, INC a Michigan corporation		WALKERTON REALTY CORP., an Indiana corporation

By:	/s/ James J. Connor	By:	/s/ James J. Connor
	James J. Connor		James J. Connor
Its:	President	Its:	President

PLASTRONICS PLUS, INC., a Wisconsin corporation		BLACKHAWK REALTY CORP., an Iowa corporation

By:	/s/ James J. Connor	By:	/s/ James J. Connor
	James J. Connor		James J. Connor
Its:	President	Its:	President

BLACKHAWK ENGINEERING, INC., an Iowa corporation		CLIFFORD REALTY CORP., a Michigan corporation

By:	/s/ James J. Connor	By:	/s/ James J. Connor
	James J. Connor		James J. Connor
Its:	President	Its:	President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTORS (Operating) (con’t):		GUARANTORS (Non-Operating) (con’t):

MACHINE TOOL & GEAR, INC., a Michigan corporation		BAY CITY REAL ESTATE CORP., a Michigan corporation,

By:	/s/ James J. Connor	By:	/s/ James J. Connor
	James J. Connor		James J. Connor
its:	President	Its:	President

BORAMCO, INC., an Indiana corporation		EAST TROY REALTY CORP., a Wisconsin corporation,

By:	/s/ James J. Connor	By:	/s/ James J. Connor
	James J. Connor		James J. Connor
Its:	President	Its:	President

NEWCOR FOREIGN SALES, INC., a U.S. Virgin Islands corporation

By:	/s/ James J. Connor
James J. Connor
Its:	President

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